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                                                    EXHIBIT 99.2


                        APPLE COMMUNICATION, INC.
                              BALANCE SHEET
                           SEPTEMBER 30, 1995
                               (UNAUDITED)

                                 ASSETS


Current asset:
   Cash in bank                                       $  742,550

Fixed assets:
   Leasehold - improvements                                8,026
   Communication equipment                               525,810
   Office furniture & fixtures                            58,320
   Computer software                                     190,981
                                                      ----------
                                                         783,137
   Less allowance for depreciation                      (389,743)
                                                      ----------
                                                         393,394
Other assets                                              80,850
                                                      ----------
Total assets                                          $1,216,794
                                                      ----------
                                                      ----------


                    LIABILITIES AND STOCKHOLDERS

Current liabilities:
   Trade payables                                     $  117,802
   Deferred revenue                                      154,500
   Other accrued liabilities                              58,040
                                                      ----------
                                                         330,342

Equity:
   Capital stock - common                                  2,000
   Paid in capital in excess of par                      186,000
   Retained earnings                                     698,452
                                                      ----------
                                                         886,452
                                                      ----------
Total liabilities and stockholders' equity            $1,216,794
                                                      ----------
                                                      ----------

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                        APPLE COMMUNICATION, INC.
             STATEMENT OF INCOME AND RETAINED EARNINGS
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                               (UNAUDITED)


Total revenues                                   $4,248,621
Cost of sales                                     1,292,572
                                                 ----------
                                                  2,956,049
Expenses:
   Selling, general and administrative            2,224,191
   Depreciation and amortization                     77,074
                                                 ----------
                                                  2,301,265
                                                 ----------
Net income                                          654,784

Retained earnings, beginning                         43,666
                                                 ----------
Retained earnings, ending                        $  698,450
                                                 ----------
                                                 ----------


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                        APPLE COMMUNICATION, INC.
                         STATEMENT OF CASH FLOWS
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                               (UNAUDITED)



OPERATING ACTIVITIES

   Net income                                         $ 654,784
   Adjustments to reconcile net income
     to net cash provided by operating activities:
     Depreciation and amortization                       77,074
     Changes in operating assets and liabilities:
        Increase in prepaids and other assets           (76,500)
        Decrease in accrued liabilities                (172,948)
                                                      ---------
   Net cash provided by operating activities            482,410


INVESTING ACTIVITIES
   Purchase of fixed assets                             (47,219)
                                                      ---------

Net increase in cash and cash equivalents               435,191
Cash and cash equivalents at beginning of period        307,359
                                                      ---------
Cash and cash equivalents at end of period            $ 742,550
                                                      ---------
                                                      ---------